THE ALGER FUNDS II

Alger Spectra Fund

Alger Responsible Investing Fund

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Supplement Dated August 8, 2018 to the Statutory

Prospectus dated March 1, 2018, as supplemented to date

The section “Classes of Fund Shares” on page A-3 of the prospectus is hereby deleted in its entirety and replaced with the following:

Classes of Fund Shares

Alger Dynamic Opportunities Fund offers three classes of shares (Class A, C and Z Shares). Each of Alger Spectra Fund and Alger Responsible Investing Fund offers four classes of shares (Class A, C, I and Z Shares). Alger Emerging Markets Fund offers six classes of shares (Class A, C, I, Y, Y-2 and Z Shares). Class I, Y, Y-2 and Z Shares are offered by this Prospectus. Class A, B and C Shares, which are offered in a separate prospectus, are each subject to a sales charge. Class I and Z Shares are generally offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class I Shares are subject to Distribution and/or Shareholder Servicing Fees of 0.25%. Class Y, Y-2, and Z Shares have no Distribution or Shareholder Servicing Fees.

Class I Shares pay to the Distributor a shareholder servicing fee of 0.25% of the average daily net assets allocable to each of the Class I Shares of the Fund. The shareholder servicing fee may be used to pay for ongoing service and maintenance of shareholder accounts, administrative and shareholder services, and recordkeeping.

The Distributor may pay all or a portion of the distribution (12b-1) and/or shareholder servicing fees paid by the Fund to a broker-dealer, investment adviser or other financial institution (“Financial Intermediary”) that has entered into an agreement with the Fund. The Distributor may retain for itself a portion of the distribution (12b-1) and/or shareholder servicing fees to the extent that it provides such services to shareholder accounts.

Class Z Shares have no Distribution or Shareholder Servicing Fees.

The Distributor, in its sole discretion, may waive minimum initial investment requirements. Minimum initial investment and related requirements may be modified at any time, without prior notice.

The section “Purchasing and Redeeming Fund Shares” on page A-3 of the prospectus is hereby deleted in its entirety and replaced with the following:

Purchasing and Redeeming Fund Shares

Class I Shares

Class I Shares are generally available to institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Class Y and Y-2 Shares

Class Y and Y-2 Shares are generally available for purchase by institutional investors such as qualified and non-qualified retirement, deferred compensation, and benefit plans, bank and trust companies, insurance companies, corporations, charitable organizations, endowments and foundations, government entities, and fund-of-funds. Class Y Shares are generally subject to a minimum initial investment and a minimum account size requirement of $500,000.  Class Y-2 Shares are generally subject to a minimum initial investment and a minimum account size requirement of $5,000,000.  No remuneration is paid by Class Y and Y-2 Shares to financial intermediaries.

The Distributor may waive the minimum initial investment for Class Y and Y-2 Shares of the Funds for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans.  The waiver is available only in the following instances:

•                  Retirement plans that hold omnibus or aggregate plan participant positions, for each Fund made available for the plan;

•                  Investors in retirement and deferred compensation plans investing through certain financial intermediaries and third-party recordkeepers and/or administrators who have agreements with the Distributor; and

•                  Certain financial intermediaries who have entered into an agreement with the Distributor to offer shares through a wrap and/or asset allocation program.

Class Z Shares

The Fund’s Class Z Shares, which are generally subject to a minimum initial investment of $500,000, provide an investment vehicle for qualified or non-qualified retirement or employment benefit plans; banks, bank trust departments and trust companies; Section 529 college savings plans; asset-based fee programs; fee-paying clients of a registered investment advisor; corporations; insurance companies; registered investment companies; foundations and endowments; charitable, religious and educational institutions; and individual investors.

The Distributor may waive the minimum initial investment of $500,000 for Class Z Shares of the Funds for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, non-qualified deferred compensation plans and asset-based fee programs and fee-paying clients of a registered investment adviser that hold omnibus positions. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

In addition, there is no minimum initial investment for the following categories of eligible investors:

•                  Any current employee of Fred Alger Management, Inc. or Fred Alger & Company, Incorporated, or their affiliates, and any of their immediate family members who share the same address.

•                  Trustees of the Funds and Directors of Alger Associates, Inc., and its affiliates, and any of their immediate family members who share the same address.

The section “Additional Information about Minimum Initial Investments” on page A-4 of the prospectus is hereby deleted in its entirety and replaced with the following:

Additional Information

Shares of a Fund can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue a redemption check within seven days after the Transfer Agent receives a redemption request in good order. “In good order” means that all necessary information and documentation related to the redemption request have been provided to the Fund’s transfer agent or authorized intermediary, if applicable.  If your request is not in good order, the Fund’s transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. A Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

Each Fund may pay all or a portion of your redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the Fund believes that cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the Fund’s procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.

Legislation passed by Congress in 2008 requires mutual funds to report both to the shareholder and to the Internal Revenue Service the “cost basis” of shares acquired on or after January 1, 2012 that are subsequently redeemed or exchanged. This reporting is not required for Fund shares held in retirement or other tax-advantaged accounts or for certain other types of entities (such as C corporations).

If you are a direct shareholder, you may request your cost basis reported on Form 1099-B to be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method. If you hold Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method is best for you.

Effective September 1, 2018, the address for the Funds’ Transfer Agent, DST Asset Manager Solutions, Inc. on pages A-1 and A-11 is updated as follows:

DST Asset Manager Solutions, Inc,

Attn: The Alger Funds II

P.O. Box 219432

Kansas City, MO 64121-9432

S-TAFII — Instl8818

THE ALGER FUNDS II

Alger Spectra Fund

Alger Responsible Investing Fund

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Supplement dated August 8, 2018 to the Statement of Additional Information

dated March 1, 2018, as supplemented to date

Effective September 1, 2018, the address for the Funds’ Transfer Agent, DST Asset Manager Solutions, Inc. on the back cover of the Statement of Additional Information is updated as follows:

Transfer Agent:

DST Asset Manager Solutions, Inc,

Attn: The Alger Funds II

P.O. Box 219432

Kansas City, MO 64121-9432

S-SSAI-II8818